SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K


                                  CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   June 30, 2001



                         SIMON TRANSPORTATION SERVICES INC.
              (Exact name of registrant as specified in its charter)





            Nevada                         0-27208              87-0545608
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)



5175 West 2100 South, West Valley City, Utah                          84120
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code                (801) 924-7000


                                     N/A
        (Former name or former address, if changed since last report.)

ITEM 5. Other Events

         A.  Preferred Stock and Warrant Issuance

         Simon Transportation Services Inc., a Nevada corporation ("Simon"), is the reporting company under this Form 8-K. On June 30, 2001, the Moyes Children's Limited Partnership (the "Partnership") had advanced $6,674,682.25 to Simon (the "Outstanding Amont"). Simon requested, and the Partnership agreed, to convert the Outstanding Amount into (i) 190,705 shares of Simon's Series I Preferred Shares ("Preferred Shares") and (ii) a warrant to purchase 190,705 Series I Preferred Shares for $35.00 per share (the "Warrant"). Each Series I Preferred Share will be convertible into ten (10) shares of Simon's Class A Common Stock upon the earliest to occur of (i) September 30, 2001, (ii) a change-in-control of Simon, or (iii) a sale of all or substantially all of the assets of Simon and its subsidiaries. A disinterested committee of the Board of Directors and a majority of the stockholders of Simon approved the conversion of the Outstanding Amount into equity and issuance of the Warrant.

         A copy of the Certificate of Designation setting forth the preferences, rights, and limitations of Simon's Series I Preferred Shares is incorporated herein by reference to Exhibit 4.3 of Simon's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001. The press release announcing the issuance of the Preferred Shares and the Warrant is attached hereto as Exhibit 99.1. A copy of (i) the Subscription Agreement for the purchase of the Preferred Shares and
(ii) the Warrant are incorporated herein by reference to Exhibits 10.8 and 10.9, respectively, of Simon's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

B.       Press Release Typographical Correction

         Simon also provides notice that the press release attached as Exhibit
99.1 corrects a typographical error in the Condensed Consolidated Statements of Operations attached to the press release. The column heading as revised in the corrected press release attached reads, "For the Nine Months Ended June 30, 2001, and June 30, 2000," rather than erroneously referring to a six month period.

ITEM 7.  Material to be filed as Exhibits

         The following documents are filed as exhibits:


Exhibit       Description
--------------------------------------------------------------------------------
   4          Certificate of  Designation  incorporated  by reference to Exhibit
              4.3 of Simon's  Quarterly Report on Form 10-Q for the quarter ended June 30, 2001
--------------------------------------------------------------------------------
  99.1        Press Release dated August 21, 2001
--------------------------------------------------------------------------------
  99.2        Subscription  Agreement  incorporated  by  reference  to Exhibit
              10.8 of Simon's  Quarterly Report on Form 10-Q for the quarter ended June 30, 2001
--------------------------------------------------------------------------------
  99.3        Warrant  incorporated by reference to Exhibit 10.9 of Simon's
              Quarterly Report on Form 10-Q for the quarter ended June 30, 2001
--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SIMON TRANSPORTATION SERVICES INC.

Date:  August 23, 2001                   By: /s/ Alban B. Lang
                                         ---------------------------------------
                                         Alban B. Lang, Chief Financial Officer,
                                         Treasurer, and Secretary